NATIONAL HIGH YIELD
MUNICIPAL BOND FUND

[GRAPHIC OMITTED: ILLUSTRATION OF AN AIRPORT]

FOR TAX-EXEMPT INCOME


service and guidance

professional management

goals


1998
Semi-Annual Report

[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]



                                                          July 6, 1998

DEAR SHAREHOLDER:

STATE AND LOCAL GOVERNMENTS ACROSS America took advantage of record low interest rates to issue and refinance a vast amount of municipal bonds during the first half of fiscal 1998.

     More than $146 billion in municipal bonds were issued nationwide between January and June, a 50.7% increase from a year earlier.
Education, health care and transportation issues led the way.

     This huge increase in supply gave National High Yield Municipal Bond Fund's portfolio managers ample opportunity to select new bonds for the Fund. However, the bonanza of new issuance was difficult for the market to absorb, and this resulted in flat municipal bond prices. Income has been virtually the sole component of return from all but the longest term municipal securities since January.

     Nevertheless, we are pleased to report that your Fund's total return for the first half of fiscal 1998 outpaced the unmanaged Lehman Brothers Municipal Bond Index, as shown below. For the six months ended June 30, 1998, National High Yield Municipal Bond Fund provided a total return of +3.50% (capital change plus reinvested dividends for A Class shares at net asset value).

MORE THAN $146 BILLION IN MUNICIPAL BONDS WERE ISSUED NATIONWIDE BETWEEN JANUARY AND JUNE, A 50.7% INCREASE FROM A YEAR EARLIER.

     Your Fund primarily invests in unrated and lower-rated municipal bonds because of the superior income potential these higher risk securities can provide. The credit ratings of several major holdings were upgraded since January, enhancing our results.


CUMULATIVE TOTAL RETURN

                                               Six Months Ended     12 Months Ended
                                                 June 30, 1998       June 30, 1998

National High Yield Municipal Bond Fund A Class     +3.50%               +9.54%
Lipper High-Yield Municipal Debt Fund Average       +2.88%               +9.48%
                                                  (52 funds)           (48 funds)
Lehman Brothers Municipal Bond Index                +2.69%               +8.66%

All performance shown above is at net asset value with distributions reinvested. Past performance does not guarantee future results.
Performance of other Fund classes varies due to different charges and expenses. The unmanaged Lehman Brothers Municipal Bond Index is composed of bonds with a variety of quality ratings. Complete performance information can be found on page 7.


     National High Yield Municipal Bond Fund's portfolio is a diverse mix of more than 84 securities that included bonds issued for colleges in Pennsylvania as well as a pollution control project in Arkansas. Many states have high credit ratings and continue to benefit from a healthy U.S. economy, low inflation and rising tax revenues.

     We view the municipal debt market's current prospects as compelling, especially when viewed against taxable fixed-income alternatives. Yields on longer term municipal bonds averaged more than 90% of U.S. Treasury bonds as of June 30, a level not seen since the ill-fated flat tax debate in Washington two years ago.

     For taxpayers willing to accept higher risks, high-yield municipal bonds can provide as much income on a tax-adjusted basis as taxable high-yield corporate bonds. Unlike some corporations that issue high-yield bonds, the revenue stream of many municipal securities depends on the health of the domestic economy rather than overseas sales, commodity prices or industry competition.

     Cash flows in bond mutual funds have accelerated in recent months as some equity investors have sought to diversify their portfolios while reducing their federal income tax burden. We would like to note that the assets of National High Yield Bond Fund have grown 30% since December, as shown on page 11.

YIELDS ON LONGER TERM MUNICIPAL BONDS AVERAGED MORE THAN 90% OF U.S. TREASURY BONDS AS OF JUNE 30, A LEVEL NOT SEEN SINCE THE ILL-FATED FLAT TAX DEBATE IN WASHINGTON TWO YEARS AGO.

     On behalf of Delaware Investments, we wish to thank you for making National High Yield Municipal Bond Fund our fastest growing tax-exempt securities fund. We encourage you to read the performance review that follows this letter. Your Fund's portfolio managers, Patrick P. Coyne and Mitchell L. Conery, outline their approach for the balance of fiscal 1998.

Sincerely,

/S/Wayne A. Stork

WAYNE A. STORK
Chairman

/s/Jeffrey J. Nick

JEFFREY J. NICK
President and Chief Executive Officer


PORTFOLIO MANAGER'S REVIEW

U.S. TREASURY PRICES HAVE SOARED since December. The yield on 30-year U.S. Treasury bonds fell to 5.65% as of June 30, the lowest level in a generation.

     Even so, real yields after inflation remain high. If one subtracts the increase in the U.S. Consumer Price Index from 10-year Treasury bond yields, the real rate of return is nearly 4%, the highest level since late 1994.

     Given the probable tempering effects of the Asian slump on the U.S. economy, the Federal Reserve Board is likely to maintain its current interest rate policy, in our view. This made a solid case for tax-exempt bonds' income and total return potential, especially for investors seeking to diversify their portfolios.

     Since January, a major problem facing the tax-exempt market has been a temporary gusher of new supply as municipalities seek to refund their obligations. Over the past six months, the bond market has been asked to absorb unusually large bond issues of more than $1 billion each from several areas, including New York, Puerto Rico and Michigan.

     One reason municipal bonds under-performed Treasuries during the first half of fiscal 1998 was that foreign investors sought U.S. government debt as a safe haven when volatility rocked Asian stock and bond markets. Foreign investors bid up Treasury prices more than municipal bonds during the period. Foreigners generally don't buy U.S. state and local debt because foreigners don't qualify for the tax breaks municipal bonds provide.

STRATEGIC POSITIONING

Since December, lower quality municipal bonds provided the highest returns as bond default rates remained low. This reduced the yield advantage of lower quality bonds, making it difficult to increase the Fund's income potential without taking on more credit risk than desirable.

[GRAPHIC OMITTED pie chart A DIVERSE PORTFOLIO HELPS US MANAGE RISK PORTFOLIO COMPOSITION AND STATE CONCENTRATION]

A DIVERSE PORTFOLIO HELPS US MANAGE RISK
PORTFOLIO COMPOSITION AND STATE CONCENTRATION
June 30, 1998

Industrial Development     7.2%
General Obligation         8.6%
Pre-Refunded               5.6%
Water/Sewer               10.5%
Higher Education           4.5%
Power Authority            1.8%
Housing                    3.9%
Transportation             2.4%
Health Care               24.5%
Other Revenue Bonds       15.9%
State Leasebacks           2.7%
Cash                       1.4%
Pollution Control         11.0%




Top Five States
State              Share of Net Assets
Illinois                  13.6%
Pennsylvania              10.5%
Alabama                    6.8%
Ohio                       6.5%
Colorado                   6.2%

Approximately 6.1% of the income generated by National High Yield
Municipal Bond Fund for the six months ended June 30, 1998 was subject to the federal alternative minimum tax.

     To maximize income potential in this environment, we extended your Fund's average effective duration, or sensitivity to interest rates, by nearly two years to 6.5 years. Still, your Fund's duration as of June 30 remained nearly half-a-year shorter than that of our benchmark, the Lehman Brothers Municipal Bond Index.

     National High Yield Municipal Bond Fund assumes higher-than-average credit risks by investing in high-yield securities. We believe that striking a prudent balance between interest rate risk and credit risk puts us in a good position to help protect principal should either interest rates rise or the economy begin to weaken.

     Overall, the high-yield municipal bond market is small and fragmented, representing less than 10% of municipal debt outstanding. We seek to add value to your Fund's portfolio by focusing on a combination of large issues in selected urban areas and small, unrated bonds issued by rural communities.

     As in fiscal 1997, health care bonds remain the largest component of your Fund's portfolio. Our health care holdings consisted of high-yielding bonds financing hospitals and continuing care centers. We generally seek bonds tied to institutions that are likely to do well as the industry consolidates.

THIS PAST SPRING, WE WERE FORTUNATE TO OWN UNRATED BONDS OF AN
ILLINOIS HOSPITAL THAT WAS ACQUIRED BY A WELL-CAPITALIZED, NATIONWIDE HEALTH SYSTEM.

     This past spring, we were fortunate to own unrated bonds issued by the Harrisburg Regional Medical Center (1.7% of the Fund's net assets as of June 30). The Illinois hospital was bought by the Daughters of Charity Health System on May 1, and the acquisition substantially improved the credit quality of the Harrisburg bonds, which we had internally rated BBB-.

[GRAPHIC OMITTED pie chart CREDIT QUALITY AND PORTFOLIO HIGHLIGHTS]

CREDIT QUALITY AND PORTFOLIO HIGHLIGHTS
June 30, 1998

Unrated        64.5%
AA & A          6.6%
BB & B          5.9%
BBB            23.0%

                               June 30,     December 31,
                                 1998          1997

Average Effective Maturity     8.4 years     6.2 years
Average Effective Duration     6.5 years     4.9 years
Number of Securities               84            73
Current 30-Day SEC Yield*         4.40%         4.97%

*For Class A shares based on Securities and Exchange Commission guidelines. The 30-day SEC yield for B Class and C Class shares was 3.81%.


     Daughters of Charity is one of the largest not-for-profit health systems in the U.S and their bonds have a high AA rating from Standard & Poor's. The price of the Harrisburg bonds rose substantially after the Daughters of Charity agreed to honor the Illinois hospital's debt.

OUTLOOK

America's municipalities are, from a fiscal point of view, very healthy. The eighth year of U.S. economic expansion has boosted state government surpluses to their highest level since 1980. Income taxes collected by state and local governments in 1997 rose 7% - the fastest growth rate in more than five years. Budget surpluses in 15 states are projected to exceed 10% of overall revenues, according to The Bond Buyer, a trade publication.

     We expect that the municipal bond supply glut will ease in the months ahead, in part because the Internal Revenue Service imposes limits on how often municipalities can refund their debt. Assuming a stable Fed monetary policy, we believe municipal bond prices have the potential to outperform Treasuries for the balance of 1998.

INCOME TAXES COLLECTED BY STATE AND LOCAL GOVERNMENTS IN 1997 ROSE 7%
- THE FASTEST GROWTH RATE IN MORE THAN FIVE YEARS.

     Historically, municipal bond yields have averaged between 80% and 85% of Treasury yields, making the current environment - with yield averaging more than 90% - unusually attractive. The last time the Treasury and municipal yields had such a favorable relationship was February 1996, when concern over a national flat-tax cut demand and drove insured 30-year revenue bonds to yield as much as 95% of Treasuries. In our view, the most attractive part of the municipal market is bonds maturing in 15 to 30 years because they pay almost as much interest as longer term securities with less risk to principal from changing interest rates.

PATRICK P. COYNE
Vice President/Senior Portfolio Manager

MITCHELL L. CONERY
Vice President/Senior Portfolio Manager

July 6, 1998

[PHOTO OF KEYBOARD]


[GRAPHIC OMITTED bar chart BUILDING INCOME POTENTIAL OVER TIME:
NATIONAL HIGH YIELD MUNICIPAL BOND FUND A CLASS]

BUILDING INCOME POTENTIAL OVER TIME:
NATIONAL HIGH YIELD MUNICIPAL BOND FUND A CLASS

Annual Income From a $100,000 Investment
September 22, 1986 to June 30, 1998

Total Income $110,993

           Yearly Income

June 1987     $ 4,746
June 1988     $ 7,240
June 1989     $ 7,562
June 1990     $ 7,879
June 1991     $ 8,775
June 1992     $ 9,570
June 1993     $ 9,600
June 1994     $ 9,689
June 1995     $10,632
June 1996     $11,099
June 1997     $11,576
June 1998     $12,626

Chart assumes a $100,000 investment on September 22, 1986, a 2.75% front-end sales charge and reinvestment of distributions. High yield securities involve greater risks than bonds with investment grade credit ratings. Performance of other Fund classes differs because of different charges and expenses. Sales charges are reduced on investments of $100,000 or more.


NATIONAL HIGH YIELD MUNICIPAL BOND FUND PERFORMANCE
Average Annual Returns Through June 30, 1998

                               Lifetime  Ten Years  Five Years  One Year

Class A (Est. 9/22/86)
     Excluding Sales Charge     +8.18%     +8.62%     +7.33%     +9.54%
     Including Sales Charge     +7.83%     +8.21%     +6.51%     +5.43%

Class B (Est. 12/18/96)
     Excluding Sales Charge     +8.65%                           +8.92%
     Including Sales Charge     +6.14%                           +4.92%

Class C (Est. 5/27/97)
     Excluding Sales Charge     +9.37%                           +9.02%
     Including Sales Charge     +9.37%                           +8.02%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance does not guarantee future results. Performance for Class B and C shares excluding sales charge assumes the investment was either not redeemed or contingent deferred sales charges did not apply.

Voluntary expense limitations were in effect for the periods shown. Returns would have been lower without the limits.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 2% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.




FINANCIAL STATEMENTS
VOYAGEUR MUTUAL FUNDS, INC.
NATIONAL HIGH YIELD MUNICIPAL BOND FUND
STATEMENT OF NET ASSETS
JUNE 30,1998 (UNAUDITED)
                                                         PRINCIPAL         MARKET
                                                          AMOUNT           VALUE
                                                         ----------    -----------
  MUNICIPAL BONDS - 98.64
  CONTINUING CARE/RETIREMENT REVENUE BONDS - 10.11%
  Alexandria Health Care Facility Revenue - Board of
    Social Ministry 8.75% 8/1/21                         $  500,000    $   575,535
  Clark County, Nevada Assisted Living Homestead
    Boulder City 6.50% 12/1/27                            2,575,000      2,671,408
  Indianapolis, Indiana Economic Development
    Revenue - National Benevolent Association
    7.25% 10/1/10                                           700,000        771,582
  Marion County, Missouri Nursing Home Revenue
    7.00% 8/1/13                                          1,050,000      1,110,323
  South Dakota Health & Education Facilities Revenue -
    Westhills Retirement Village 7.25% 9/1/13             1,125,000      1,174,478
  Spring Park, Minnesota Twin Birch Health Care Center
    (Guarantor: Presbyterian Homes of Minnesota)
    8.25% 8/1/11                                            500,000        534,910
  Volusia, Florida Industrial Development Authority-
    Bishops Glen Project Retirement Health Facilities
    7.50% 11/1/16                                         1,065,000      1,142,362
                                                                      ------------
                                                                         7,980,598
                                                                      ------------

  GENERAL OBLIGATION BONDS - 8.64%
  Etowah County, Alabama Refunding Warrants
    8.50% 11/1/10                                           800,000        885,200
  Illinois State Development Finance Authority East
    St. Louis Debt Restructure Revenue 7.375%
    11/15/11                                              1,100,000      1,240,063
  Niles, Illinois Park District Unlimited Tax 6.65%
    12/1/14                                                 860,000        940,814
  Orange Beach, Alabama Refunding and Capital
    Improvement Unlimited Tax 6.25% 10/1/13               1,500,000      1,587,285
  Panorama, Colorado Metropolitan District Unlimited
    Tax 9.00% 12/1/09                                       750,000        809,310
  Romeoville, Illinois Recreational Facilities
    Unlimited Tax 7.80% 1/1/11                            1,000,000      1,099,900
  Winter Park West Colorado Water & Sanitation
    District Unlimited Tax 9.25% 12/1/06                    250,000        256,500
                                                                      ------------
                                                                         6,819,072
                                                                      ------------

  HIGHER EDUCATION REVENUE BONDS - 4.52%
  Dubuque County, Iowa Private College Facilities
    Clarke College Project 5.375% 9/1/18                  1,030,000      1,026,776
  New Hampshire Education & Health Authority -
    Brewster Academy 6.75% 6/1/25                         1,000,000      1,078,550
  Pennsylvania Higher Education Facility Authority -
    Drexel University 6.75% 5/1/12                        1,300,000      1,461,408
                                                                      ------------
                                                                         3,566,734
                                                                      ------------

  HOSPITAL REVENUE BONDS - 14.38%
  Bridgeton, Missouri Industrial Development
    Authority Senior Housing Revenue, The Sarah
    Community Project 5.90% 5/1/28                        1,000,000        997,110
  Cuyahoga County, Ohio Health Care Facilities
    Revenue - Benjamin Rose Institute Project
    5.50% 12/1/28                                         1,750,000      1,700,825
  Illinois Health Facility Authority Revenue - Midwest
    Physician Group Project 8.10% 11/15/14                  980,000      1,197,667
  Illinois Health Facility Authority Revenue - Midwest
    Physician Group Project 5.50% 11/15/19                1,685,000      1,647,610
  Illinois State Development Finance Authority Harrisburg
    Medical Center Project 7.00% 3/1/06                     400,000        441,236
  Illinois State Development Finance Authority Harrisburg
    Medical Center Project 7.20% 3/1/07                     400,000        445,112
  Illinois State Development Finance Authority Harrisburg
    Medical Center Project 7.20% 3/1/08                     400,000        445,112
  Ohio County, West Virginia Building Commission -
    Ohio Valley Medical Center 9.625% 1/1/13                775,000        778,123
  Saint Joseph County Industrial Economic Development -
    Madison Center Project 5.50% 2/15/21                  1,150,000      1,149,920
  South Dakota Health & Education Facilities Revenue -
    Huron Regional Medical Center 7.00% 4/1/10            1,000,000      1,094,720
  State Tammany Louisiana Public Transportation
    Financing Authority Revenue - Christwood Project
    5.70% 11/15/28                                        1,500,000      1,459,785
                                                                      ------------
                                                                        11,357,220
                                                                      ------------

  HOUSING REVENUE BONDS - 3.93%
  Bernalillo County, New Mexico Multifamily
    Housing - Topke Commons/Arbors Project -
    Series D 7.70% 4/1/27                                 1,000,000      1,041,400
  Washington State Housing Finance Commonwealth
    Nonprofit - Virginia Mason Research Center
    Project A 5.70% 1/1/24                                1,000,000      1,036,690
  Wharton Housing Development Corporation - State
    Multifamily Housing Section 8 8.00% 2/1/03              100,000        100,122
  Wharton Housing Development Corporation - State
    Multifamily Housing Section 8 8.00% 2/1/04              105,000        105,128
  Wharton Housing Development Corporation - State
    Multifamily Housing Section 8 8.00% 2/1/05              110,000        110,134
  Wharton Housing Development Corporation - State
    Multifamily Housing Section 8 8.00% 2/1/06              120,000        120,145
  Wharton Housing Development Corporation - State
    Multifamily Housing Section 8 8.00% 2/1/07              130,000        130,159
  Wharton Housing Development Corporation - State
    Multifamily Housing Section 8 8.00% 2/1/08              140,000        140,171
  Wharton Housing Development Corporation - State
    Multifamily Housing Section 8 8.00% 2/1/09              155,000        155,189
  Wharton Housing Development Corporation - State
    Multifamily Housing Section 8 8.00% 2/1/10              165,000        165,201
                                                                      ------------
                                                                         3,104,339
                                                                      ------------

  INDUSTRIAL DEVELOPMENT REVENUE BONDS - 7.24%
  Brunswick & Glynn County, Georgia Development
    Authority Revenue Reference Georgia Pacific
    Corporation Project 5.55% 3/1/26                      1,500,000      1,511,265
  Moundville, Alabama Industrial Development Board
    Revenue Lawter International, Inc. Project
    Series LI 6.75% 12/1/11                               1,500,000      1,609,605
  Newbern, Tennessee Industrial Develpment Board
    Newbern Rubber, Inc. (Dana Corporation) 7.90%
    3/1/00                                                1,000,000      1,049,730
  Ohio State Water Development Authority Solid
    Waste Disposal, Bay Shore Power Project -
    Series A 5.875% 9/1/20                                  500,000        508,295
  Virginia Beach Development Authority Revenue
    Ramada On The Beach 6.625% 12/1/09                    1,000,000      1,040,820
                                                                      ------------
                                                                         5,719,715
                                                                      ------------

  LEASE/CERTIFICATES OF PARTICIPATION - 2.69%
  Dauphin County, Pennsylvania General Authority
    Series A 5.75% 1/1/10                                 2,125,000      2,123,194
                                                                      ------------
                                                                         2,123,194
                                                                      ------------

  POLLUTION CONTROL REVENUE BONDS - 10.96%
  California Pollution Control Authority - Pollution Control
    Revenue - Laidlaw Environmental - Series A
    6.70% 7/1/07                                          1,000,000      1,058,740
  Jefferson County, Arkansas Pollution Control -
    Energy Arkansas 5.60% 10/1/17                         1,000,000      1,002,070
  Lewis & Clark County Environmental Revenue -
    Asarco Incorporated Project 5.60% 1/1/27              1,500,000      1,527,975
  New Hampshire State Business Finance Authority
    Pollution Control Revenue Public Service
    Company 6.00% 5/1/21                                  3,000,000      3,066,810
  Ohio State Air Quality Development Authority Revenue -
    Pollution Control - Series B 6.00% 8/1/20             1,000,000      1,037,630
  Yarmouth, Maine Pollution Control Revenue - Central
    Maine Power 6.75% 6/1/02                                950,000        962,607
                                                                      ------------
                                                                         8,655,832
                                                                      ------------

 *PRE-REFUNDED BONDS - 5.57%
  Arapahoe, Colorado Water & Sanitation District
    Revenue 9.125% 12/1/08-98                               200,000        206,332
  Arapahoe, Colorado Water & Sanitation District
    Revenue 9.125% 12/1/08-98                               300,000        309,497
  Arapahoe Water & Sanitation District Revenue
    9.25% 12/1/13-98                                        210,000        216,754
  Bedford Park, Illinois Tax Increment Revenue 8.00%
    12/1/10-04                                            1,200,000      1,433,520
  Colorado Technical Center Metropolitan District
    Unlimited Tax 9.75% 6/1/09-98                           545,000        580,054
  Lead, South Dakota Recreation Center Lease Revenue -
    Northern Hills YMCA 8.875% 10/1/18-98                   590,000        614,715
  Streamwood, Illinois Special Service Area #3 Tax
    Revenue 8.375% 1/1/09-99                              1,000,000      1,041,950
                                                                      ------------
                                                                         4,402,822
                                                                      ------------

  TRANSPORTATION REVENUE BONDS - 2.40%
  Cleveland, Ohio Airport Special Revenue Continental
    Airlines Project 5.375% 9/15/27                         540,000        527,132
  Toledo Lucas County Ohio Port Authority Airport
    Revenue Improvement Series 1 5.50% 5/15/20            1,405,000      1,371,730
                                                                      ------------
                                                                         1,898,862
                                                                      ------------

  UTILITY REVENUE BONDS - 1.81%
  Chelsea, Oklahoma Gas Authority 7.25% 7/1/13              600,000        660,636
  Chelsea, Oklahoma Gas Authority 7.30% 7/1/19              700,000        770,623
                                                                      ------------
                                                                         1,431,259
                                                                      ------------

  WATER & SEWER REVENUE BONDS - 10.46%
  Easton, Pennsylvania Area Joint Sewer Authority
    6.20% 4/1/09                                          1,000,000      1,082,770
  Elizabeth Borough, Pennsylvania Municipal Authority -
    Guaranteed Sewer 7.15% 1/1/21                           500,000        556,535
  Franklin County, Missouri Public Water Supply
    District Waterworks & Sewer System
    7.375% 12/1/18                                        1,255,000      1,362,064
  Hopewell Township, Pennsylvania Guaranteed Sewer
    6.00% 11/1/13                                         1,215,000      1,238,085
  New Kensington, Pennsylvania Municipal Sanitation
    Authority Revenue 7.50% 10/1/11                       1,000,000      1,067,270
  Upper Bear Creek, Alabama Water, Sewer & Fire
    Revenue District 6.25% 8/1/15                         1,250,000      1,296,825
  Vance, Alabama Governmental Utility Services Corporate
    Sewer Services Revenue 7.50% 10/1/18                  1,550,000      1,653,540
                                                                      ------------
                                                                         8,257,089
                                                                      ------------

  OTHER REVENUE BONDS - 15.93%
  Arbor Greene Community Development District,
    Special Assessment Revenue 7.00% 5/1/03                 555,000        575,052
  Colorado Postsecondary Education Facilities
    Authority Colorado Ocean Journey Project
    8.00% 12/1/06                                         1,000,000      1,154,680
  Connector 2000 Assn South Carolina Toll Road
    Revenue Senior - Southern Connector Project
    Series A 5.375% 1/1/38                                1,000,000        959,750
  Fishers Economic Development Revenue - United
    Student Aid Fund, Inc. 8.375% 9/1/14                  1,000,000      1,025,940
  Lehigh County General Purpose Authority - Wiley
    House 8.75% 11/1/14                                     750,000        790,433
  Lowry Economic Redevelopment Authority Colorado
    Revenue Series A 7.00% 12/1/10                        1,000,000      1,006,660
  Massachusetts State Industrial Finance Agency Revenue
    The Tabor Academy Issue 5.40% 12/1/28                 2,000,000      1,956,060
  Oklahoma City Public Property Authority - City Golf
    System 8.30% 10/1/16                                  1,000,000      1,076,060
  Pocatello Development Authority and Tax Increment
    Revenue 7.25% 12/1/08                                   250,000        259,990
  Prescott Valley, Arizona Improvement District -
    Special Assessment 7.90% 1/1/12                         500,000        562,405
  Santa Fe, New Mexico Municipal Record Complex
    Net Revenue 5.625% 12/1/23                            1,140,000      1,121,008
  Washington State Housing Finance Commission -
    State School Directors' Association - Private
    Placement 8.25% 7/1/02                                  170,000        183,318
  Washington State Housing Finance Commission -
    State School Directors' Association - Private
    Placement 8.25% 7/1/12                                  625,000        723,844
  West Chicago, Illinois Tax Increment 7.375%
    12/1/12                                                 720,000        829,915
  Westminster, Colorado Shaw Heights Special
    Improvement District 7.50% 12/1/07                      350,000        353,542
                                                                      ------------
                                                                        12,578,657
                                                                      ------------
  Total Municipal Bonds (Cost $73,992,591)                             $77,895,393
                                                                      ------------

                                                            NUMBER
                                                           OF SHARES

  SHORT TERM INVESTMENTS - 1.04%
  Norwest Advantage Municipal Money Market Fund             823,956        823,956
                                                                      ------------
  Total Short Term Investments (cost $823,956)                             823,956
                                                                      ------------

  ------------------------
  *For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

  TOTAL MARKET VALUE OF SECURITIES OWNED - 99.68%
    (COST $74,816,547)                                                 $78,719,349
  RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES  - .32%                  255,289
                                                                      ------------
  NET ASSETS APPLICABLE TO 7,315,722 SHARES
    ($.01 PAR VALUE) OUTSTANDING - 100.00%                             $78,974,638
                                                                      ============
  NET ASSET VALUE - NATIONAL HIGH YIELD FUND A CLASS
    ($66,302,184 / 6,143,625 SHARES)                                        $10.79
                                                                           =======
  NET ASSET VALUE - NATIONAL HIGH YIELD FUND B CLASS
    ($9,080,562 / 840,052 SHARES)                                           $10.81
                                                                           =======
  NET ASSET VALUE - NATIONAL HIGH YIELD FUND C CLASS
    ($3,591,892 / 332,045 SHARES)                                           $10.82
                                                                           =======

  COMPONENTS OF NET ASSETS AT JUNE 30, 1998:

  Common stock, $.01 par value, 100,000,000,000 shares
    authorized to the Fund with 10,000,000,000
    shares allocated to National High Yield Fund A Class,
    10,000,000,000 shares allocated to National High Yield
    Fund B Class, and 10,000,000,000 shares allocated to
    National High Yield Fund C Class                                   $74,695,796
  Accumulated net realized gain on investments                             376,040
  Net unrealized appreciation of investments                             3,902,802
                                                                      ------------
  Total net assets                                                     $78,974,638
                                                                      ============

  NET ASSET VALUE AND OFFERING PRICE FOR NATIONAL HIGH
    YIELD MUNICIPAL BOND FUND A CLASS

  Net asset value per share (A)                                             $10.79
  Sales charge (3.75% of offering price or 3.89% of
    amount invested per share) (B)                                            0.42
                                                                           -------
  Offering price                                                            $11.21
                                                                           =======

  ------------------------
  (A) Net asset value per share illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.
  (B) See Purchasing Shares in the current Prospectus for purchases of
      $100,000 or more for National High Yield Municipal Bond Fund Class A.

See accompanying notes




VOYAGEUR MUTUAL FUNDS, INC.
NATIONAL HIGH YIELD MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998
(UNAUDITED)

INVESTMENT INCOME:
Interest                                                                $2,252,009

EXPENSES:
Management fees                                            $224,860
Distribution expense                                        118,009
Registration fees                                            19,255
Dividend disbursing, transfer agent
     fees and expenses                                       17,986
Accounting and adminstration                                 16,212
Taxes (other than taxes on income)                            1,875
Reports and statements to shareholders                        1,560
Directors' fees                                                 613
Professional fees                                               417
Other                                                         1,352
                                                       ------------
                                                            402,139

Less expenses waived or absorbed                            (59,690)       342,449
                                                       ------------   ------------

NET INVESTMENT INCOME                                                    1,909,560
                                                                      ------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain on investments                                           104,017
Net change in unrealized appreciation/depreciation
     of investments                                                        350,826
                                                                      ------------
NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS                                                        454,843
                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                                    $2,364,403
                                                                      ============

See accompanying notes




NATIONAL HIGH YIELD MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
JUNE 30, 1998
                                                      SIX MONTHS ENDED   YEAR
                                                          6/30/98        ENDED
                                                        (UNAUDITED)     12/31/97
                                                       ------------   ------------
INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS
Net investment income                                    $1,909,560     $3,409,883
Net realized gain on investments                            104,017        782,775
Net change in unrealized appreciation
  of investments                                            350,826      1,305,512
                                                       ------------   ------------
Net increase in net assets resulting
  from operations                                         2,364,403      5,498,170
                                                       ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  A Class                                                (1,704,031)    (3,329,293)
  B Class                                                  (152,808)       (69,276)
  C Class                                                   (52,721)       (16,936)
Net realized gain from security transactions:
  A Class                                                        --       (361,157)
  B Class                                                        --        (20,891)
  C Class                                                        --         (6,153)
                                                       ------------   ------------
                                                         (1,909,560)    (3,803,706)
                                                       ------------   ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  A Class                                                12,267,607      5,556,071
  B Class                                                 5,875,116      3,486,119
  C Class                                                 2,453,581      1,199,065
Net asset value of shares issued upon reinvestment
  of dividends from net investment income and net
  realized gain on security transactions:
  A Class                                                   974,516      2,223,087
  B Class                                                    85,556         42,767
  C Class                                                    30,015          9,665
                                                       ------------   ------------
                                                         21,686,391     12,516,774
                                                       ------------   ------------
Cost of shares repurchased:
  A Class                                                (2,789,599)   (13,058,929)
  B Class                                                  (499,181)       (92,987)
  C Class                                                  (129,320)          (794)
                                                       ------------   ------------
                                                         (3,418,100)   (13,152,710)
                                                       ------------   ------------
Increase (decrease) in net assets derived
  from capital share transactions                        18,268,291       (635,936)
                                                       ------------   ------------

NET INCREASE IN NET ASSETS                               18,723,134      1,058,528

NET ASSETS:
Beginning of period                                      60,251,504     59,192,976
                                                       ------------   ------------
End of period                                           $78,974,638    $60,251,504
                                                       ============   ============

See accompanying notes



VOYAGEUR MUTUAL FUNDS, INC. - NATIONAL HIGH YIELD MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS

                       NATIONAL HIGH YIELD MUNICIPAL BOND FUND - CLASS A
              --------------------------------------------------------------------
                    SIX MONTHS    YEAR     PERIOD FROM   YEAR      YEAR      YEAR
                     ENDED        ENDED     8/1/96 TO    ENDED     ENDED     ENDED
                     6/30/98    12/31/974   12/31/965   7/31/96   7/31/95   7/31/94
                   (UNAUDITED)1
Net asset value,
beginning of
period             $10.720    $10.400    $10.190    $10.170    $10.170     $10.500

Income from
investment
operations:
  Net investment
  income             0.296      0.648      0.260      0.630      0.650       0.620
  Net realized
  and unrealized
  gain (loss) from
  investments        0.070      0.390      0.210      0.140      0.040      (0.310)
                  --------   --------   --------   --------   --------    --------
  Net increase
  in net assets
  from investment
  operations         0.366      1.038      0.470      0.770      0.690       0.310
                  --------   --------   --------   --------   --------    --------

Less dividends and
distributions:
  Dividends from
  net investment
  income            (0.296)    (0.647)    (0.260)    (0.630)    (0.650)     (0.620)
  Distributions
  from net realized
  gain on security
  transactions          --     (0.071)        --     (0.120)    (0.040)     (0.020)
                  --------   --------   --------   --------   --------    --------
  Total dividends
  and distributions (0.296)    (0.718)    (0.260)    (0.750)    (0.690)     (0.640)
                  --------   --------   --------   --------   --------    --------

Net asset value,
end of period      $10.790    $10.720    $10.400    $10.190    $10.170     $10.170
                  ========   ========   ========   ========   ========    ========

Total Return2        3.50%     10.32%      4.52%      7.78%      7.16%       2.99%

Ratios and
supplemental
data:
  Net assets,
  end of period
  (000 omitted)    $66,302    $55,458    $59,105    $63,460    $66,357     $72,172
  Ratio of
  expenses to
  average net
  assets             0.90%      0.84%      0.87%3     0.85%      0.79%       0.91%
  Ratio of
  expenses to
  average net
  assets prior
  to expense
  limitation         1.07%      1.12%      1.07%3     0.96%      0.90%       1.01%
  Ratio of
  net investment
  income to
  average net
  assets             5.60%      6.15%      6.06%3     6.10%      6.45%       5.98%
  Ratio of
  net investment
  income to
  average net
  assets prior
  to expense
  limitation         5.43%      5.87%      5.86%3     5.99%      6.34%       5.88%
  Portfolio turnover   53%        45%         7%         0%         8%         28%

------------------------
1 Ratios have been annualized and total returns have not been annualized.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
3 Annualized.
4 Commencing May 1, 1997, Delaware Management Company replaced
  Voyageur Fund Managers, Inc. as the Fund's investment manager.
5 On November 6, 1996, the Fund's shareholders approved a change of investment adviser from IFG Asset Management Services, Inc. to Voyageur
  Fund Managers, Inc.

See accompanying notes





FINANCIAL HIGHLIGHTS (CONTINUED)

                                          NATIONAL HIGH YIELD MUNICIPAL
                                               BOND FUND - CLASS B
                                      ---------------------------------------
                                       SIX MONTHS      YEAR      PERIOD FROM
                                         ENDED         ENDED     12/18/966 TO
                                        6/30/98      12/31/974     12/31/96
                                      (UNAUDITED)1

Net asset value,
beginning of period                      $10.730      $10.400       $10.370

Income from investment
operations:
  Net investment income                    0.260        0.534         0.010
  Net realized and
  unrealized gain
  from investments                         0.076        0.333         0.030
                                        --------     --------      --------
Net increase in net assets
from investment operations                 0.336        0.967         0.040
                                        --------     --------      --------

Less dividends
and distributions:
  Dividends from net
  investment income                       (0.256)      (0.566)       (0.010)
  Distributions from
  net realized gain
  on security transactions                    --       (0.071)           --
                                        --------     --------      --------
  Total dividends
  and distributions                       (0.256)      (0.637)       (0.010)
                                        --------     --------      --------

Net asset value,
end of period                            $10.810      $10.730       $10.400
                                        ========     ========      ========

Total Return2                              3.21%        9.57%         0.43%

Ratios and supplemental data:
  Net assets, end of period
  (000 omitted)                           $9,081       $3,573           $88
  Ratio of expenses to
  average net assets                       1.65%        1.56%         1.45%3
  Ratio of expenses to
  average net assets prior
  to expense limitation                    1.82%        1.84%         1.66%3
  Ratio of net investment
  income to average net assets             4.85%        5.43%         4.65%3
  Ratio of net investment
  income to average net assets
  prior to expense limitation              4.68%        5.15%         4.44%3
  Portfolio turnover                         53%          45%            7%

FINANCIAL HIGHLIGHTS (CONTINUED)

                                NATIONAL HIGH YIELD MUNICIPAL
                                      BOND FUND - CLASS C
                                  --------------------------
                                   SIX MONTHS    PERIOD FROM
                                     ENDED       5/26/976 TO
                                    6/30/98       12/31/974
                                  (UNAUDITED)1

Net asset value,
beginning of period                  $10.740        $10.440

Income from investment
operations:
  Net investment income                0.261          0.315
  Net realized and
  unrealized gain
  from investments                     0.075          0.391
                                    --------       --------
Net increase in net assets
from investment operations             0.336          0.706
                                    --------       --------

Less dividends
and distributions:
  Dividends from net
  investment income                   (0.256)        (0.335)
  Distributions from
  net realized gain
  on security transactions                --         (0.071)
                                    --------       --------
  Total dividends
  and distributions                   (0.256)        (0.406)
                                    --------       --------

Net asset value,
end of period                        $10.820        $10.740
                                    ========       ========

Total Return2                          3.21%          6.88%

Ratios and supplemental data:
  Net assets, end of period
  (000 omitted)                       $3,592         $1,220
  Ratio of expenses to
  average net assets                   1.65%          1.62%3
  Ratio of expenses to
  average net assets prior
  to expense limitation                1.82%          1.90%3
  Ratio of net investment
  income to average net assets         4.85%          5.37%3
  Ratio of net investment
  income to average net assets
  prior to expense limitation          4.68%          5.09%3
  Portfolio turnover                     53%            45%

__________________
1 Ratios have been annualized and total returns have not been annualized.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
3 Annualized.
4 Commencing May 1, 1997, Delaware Management Company replaced
  Voyageur Fund Managers, Inc. as the Fund's investment manager.
5 On November 6, 1996, the Fund's shareholders approved a change of investment adviser from IFG Asset Management Services, Inc. to Voyageur
  Fund Managers, Inc.
6 Commencement of operations.

See accompanying notes



VOYAGEUR MUTUAL FUNDS, INC. - NATIONAL HIGH YIELD MUNICIPAL BOND FUND NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1998
(UNAUDITED)

National High Yield Municipal Bond Fund (formerly Voyageur National High Yield Municipal Bond Fund)(the "Fund"), a series of the Voyageur Mutual Funds, Inc. is registered under the Investment Company Act of 1940
(as amended) as a non-diversified, open-end management investment company. National High Yield Municipal Bond Fund seeks a high level of current income exempt from federal income tax primarily through investment in medium and lower-grade municipal bonds. National High Yield Municipal Bond Fund (referred to as a "Fund" ) offers three classes of shares. The A class carries a front-end sales charge of 3.75%. The B class carries a back-end deferred sales charge. The C class carries a level load deferred sales charge.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Manager Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG") pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC would acquire DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company ("DMC") became the investment adviser to the Funds, Delaware Distributors, L.P. ("DDLP") became the distributor for the Funds, Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing agent and accounting service agent for the Funds.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes -- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all Funds within the Delaware Family of Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. The Fund declares dividends from net investment income daily and pays such dividends monthly. Capital gains, if any, are distributed annually.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays DMC, the Investment Manager of the Fund, an annual fee of 0.65%, which is calculated daily based on the daily net assets of the Fund.

DMC has elected to waive their fee and reimburse the Fund to the extent that annual operating expenses exclusive of distribution fees, taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.75% of average daily net assets for the National High Yield Municipal Bond Fund through December 31, 1998. Total expenses absorbed by DMC for the six months ended June 30, 1998 were $59,690.

The Fund had engaged DSC, an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administration services for the Fund. For the six months ended June 30,1998, the amounts expensed for the Fund were $34,198.

On June 30, 1998, the Fund had payables to affiliates as follows:

Investment Management fee payable to DMC                        $62,789
Dividend disbursing, transfer agent fees, accounting fees and
  other expenses payable to DSC                                  12,960
Other expenses payable to DMC and affiliates                     28,826

Pursuant to the Distribution Agreement, the Funds pay DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the six months ended June 30, 1998, DDLP earned commissions on sales of the National High Yield Municipal Bond Fund A Class shares of
$28,406.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

4. Investments
During the six months ended June 30, 1998, the Fund made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                NATIONAL HIGH YIELD
                                                MUNICIPAL BOND FUND
                                               ----------------------

Purchases                                           $36,550,164
Sales                                                18,129,774

At June 30, 1998, the aggregate cost of securities for federal income tax purposes was $74,816,547.

At June 30, 1998, unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                                NATIONAL HIGH YIELD
                                                MUNICIPAL BOND FUND
                                               ----------------------

Aggregate unrealized appreciation                    $3,933,174
Aggregate unrealized depreciation                       (30,372)
                                                     ----------
Net unrealized appreciation                           3,902,802

5. Capital Stock
Transactions in capital stock shares were as follows:

                              SIX MONTHS
                                ENDED
                                6/30/98           YEAR ENDED
                              (UNAUDITED)          12/31/97
                              ----------          ----------

Shares sold:
  A Class                      1,139,704             514,279
  B Class                        545,574             329,079
  C Class                        227,645             112,800

Shares issued upon reinvestment of dividends from
  net investment income and net realized gains
  from security transactions:
  A Class                         90,537             211,092
  B Class                          7,914               4,026
  C Class                          2,783                 908
                              ----------          ----------
                               2,014,157           1,172,184

Shares repurchased:
  A Class                       (259,378)         (1,237,478)
  B Class                        (46,299)             (8,739)
  C Class                        (12,017)                (74)
                              ----------          ----------
                                (317,694)         (1,246,291)

Net Increase (Decrease)        1,696,463             (74,107)
                              ==========          ==========

6. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.



THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF NATIONAL HIGH YIELD MUNICIPAL BOND FUND SHAREHOLDERS, BUT IT may be used with prospective investors when preceded or accompanied by a current Prospectus for the Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

[PHOTO OF GLOBES]

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal. Shares of the Fund are not bank or credit union deposits.


[copyright] Delaware Distributors, L.P.

[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]



Printed in the USA
on recycled paper

SA-425 [6/98] PP8/98
(898)